SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the Commission Only
    (as permitted by Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             ATS MONEY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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

                             ATS MONEY SYSTEMS, INC.
                                25 ROCKWOOD PLACE
                           ENGLEWOOD, NEW JERSEY 07631


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 4, 1999



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ATS Money Systems, Inc. (the "Company"), will be held at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, at 5:00 p.m., on Friday, June 4, 1999, for the following purposes:

         1. To elect four directors for a term of one year and until their respective successors are elected and qualified;

         2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         3. To transact such other business as properly may come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 9, 1999 as the record date for determining stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment or adjournments thereof.

         The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                             By Order of the Board of Directors,



                                             Thomas J. Carey
                                             SECRETARY


April 27, 1999

                             ATS MONEY SYSTEMS, INC.
                                25 ROCKWOOD PLACE
                           ENGLEWOOD, NEW JERSEY 07631

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                       1999 ANNUAL MEETING OF STOCKHOLDERS



GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of ATS Money Systems, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held at 5:00 p.m. on Friday, June 4, 1999 at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, and any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, the attached Notice of Annual Meeting and the accompanying form of proxy, together with the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1998, are first being sent to stockholders of the Company on or about April 27, 1999.

         The record date for stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting is the close of business on April 9, 1999 (the "Record Date"). On the Record Date, there were issued and outstanding 5,660,042 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). All of such shares are of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. Presence in person or by proxy of holders of 2,830,022 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present (i) the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors, and (ii) the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to act on all other matters to come before the Annual Meeting, including the ratification of the selection of Deloitte & Touche LLP as independent auditors for the current fiscal year.

         In accordance with applicable law, all stockholders of record on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on a matter has the same legal effect as a vote "against" the matter, even though a stockholder may interpret such action differently. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares of Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the shares. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. (Shares voted to abstain as to a particular matter will not be considered non-voted shares).

         A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the persons nominated herein as directors, and (ii) the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; as well as FOR the transaction of such other business as properly may come before the Annual Meeting.

         Each proxy granted may be revoked by the person granting it at any time
(i) by giving  written  notice to such effect to the  Secretary  of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS A GROUP

         Set forth below is information, as of the Record Date, with respect to the beneficial ownership of the Common Stock by (i) each person or group who is known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each of the directors of the Company (which directors also constitute the nominees for election as directors at the Annual Meeting), (iii) each of the executive officers of the Company named in the compensation table under the section entitled "Executive Compensation", and (iv) all directors and executive officers of the Company, as a group (6 persons).

                                       Number of Shares       Percent
Name and Address                       of Common Stock        of Class
----------------                       ---------------        --------

Michael M. Smith                          1,296,970            22.9%
 35-20 Broadway
 Astoria, New York  11106

Gerard F. Murphy                          1,135,127(1)         20.0%
 218 Park Street
 Montclair, New Jersey  07043

Fred Den                                  1,077,637(2)         19.0%
 102 Glen Way
 Syosset, New York  11791

A. Paul Cox, Jr.                             79,667(3)          1.4%
 3615 Atlantic Avenue
 Virginia Beach, Virginia  23451

Thomas J. Carey                              46,667(4)          0.8%
 52 Hominy Hill Road
 Colts Neck, New Jersey  07722

James H. Halpin                              39,729(5)          0.7%
 27 Danvers Road
 New Milford, Connecticut  06776

All directors and executive               2,417,222(6)         42.0%
 officers as a group

-------------------------
(1) Includes 10,375 shares of Common Stock which are the subject of incentive stock options granted to Mr. Murphy which are currently exercisable or are exercisable within 60 days after the Record Date. See "COMMON STOCK INCENTIVE PLAN".

(2)     Includes (i) 108,000 shares of Common Stock owned by Mr. Den's wife, and
        (ii) 16,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Den which are currently exercisable or are exercisable within 60 days after the Record Date. See "DIRECTOR STOCK PLAN".

(3) Includes 16,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Cox which are currently exercisable or are exercisable within 60 days after the Record Date. See "DIRECTOR STOCK PLAN".

(4) Includes 16,667 shares of Common Stock which are the subject of non-qualified stock options granted to Mr. Carey which are currently exercisable or are exercisable within 60 days after the Record Date. See "DIRECTOR STOCK PLAN".

(5) Includes 27,831 shares of Common Stock which are the subject of incentive stock options granted to Mr. Halpin which are currently exercisable or are exercisable within 60 days after the Record Date. See "COMMON STOCK INCENTIVE PLAN".

(6) In addition to the information included above for Messrs. Murphy, Den, Halpin, Cox and Carey, includes 15,864 shares of Common Stock owned by another executive officer of the Company and 22,531 shares of Common Stock which are the subject of incentive stock options granted to such executive officer which are currently exercisable or are exercisable within 60 days after the Record Date. See "COMMON STOCK INCENTIVE PLAN".


                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

NOMINEES

         The Company's by-laws provide for a Board of Directors of not less than three directors nor more than seven directors, as fixed by the vote of the stockholders. The size of the Board has been fixed at five directors. At present, the Board of Directors consists of four directors and there is one vacancy. At the Annual Meeting, four persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are elected and qualified. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of Common Stock covered by valid proxies FOR the election of the four persons named in the following table who have been designated by the Board of Directors as nominees for director, each of whom is currently serving as a director. In the event that any of such persons is unable to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to vote FOR a substitute and will have discretionary power to vote or withhold their vote for any additional nominees named by stockholders. There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable to continue to serve as a director, if elected.

Name               Age    Other Relationships With the Company    Director Since
----               ---    ------------------------------------    --------------

A. Paul Cox, Jr.   61     Chairman of the Board                   October 1995

Gerard F. Murphy   63     President and Chief Executive Officer   August 1988

Fred Den           57     Treasurer                               August 1988

Thomas J. Carey    62     Secretary                               October 1995

         There is no family relationship between any of the nominees to the Board of Directors or between any of such persons and the executive officers of the Company.

         The business experience of each of the foregoing persons, during the past five years, is as follows:

         Mr. Cox has been the Chairman of the Board since October 1996. Since January 1995, Mr. Cox has been the sole proprietor of Asset Protection Company, a management consulting firm. From 1992 through 1994, Mr. Cox was Vice-President and General Manager of the Business Equipment and Systems Division of Standard Register Corporation.

         Mr. Murphy has been the President and Chief Executive Officer of the Company for more than the past five years.

         Mr. Den has been a real estate manager for Marteva Corp. for more than the past five years and is involved in managing and operating various real estate ventures. Mr. Den has been Treasurer of the Company since May 30,1997; for more than the five years prior thereto, Mr. Den was Secretary of the Company.

         Mr. Carey, a certified public accountant, has been Secretary of the Company since May 30, 1997 and the Chief Financial Officer of Driver Harris Company, a publicly-traded multi-national manufacturer of electrical resistance wire, since May 1995. From 1992 through 1994, Mr. Carey served as Chief Financial Officer and Treasurer of The Home News Company and its successor, Glenwood Communications Corporation, a newspaper publisher.

         Each of the foregoing nominees is a current director of the Company, elected as such at the May 1998 annual meeting of stockholders, and holds office until the next annual meeting of stockholders and until his respective successor has been duly elected and qualified or until his earlier resignation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY.

ADDITIONAL INFORMATION WITH RESPECT TO THE BOARD OF DIRECTORS AND ITS COMMITTEES

SETTLEMENT AGREEMENT

         On August 30, 1995, the Company, Fred Den and each of Michael M. Smith and Louis Z. Weitz (then directors of the Company), entered into a Settlement Agreement (the "Settlement Agreement") which resolved a then threatened proxy contest for the election of directors at the 1995 Annual Meeting of Stockholders. The Settlement Agreement, among other matters, provided that, notwithstanding anything to the contrary contained therein, if at any time when Mr. Den is a director of the Company or any subsidiary of the Company he does not beneficially own at least 10% of the outstanding Common Stock (the "10% Condition"), and irrespective of whether he subsequently increases his beneficial ownership of Common Stock to 10% or more of the outstanding Common Stock, then the Board, by a vote of a majority of the directors other than Mr. Den, may at any time thereafter request that Mr. Den resign as a director of the Company and as a director of any subsidiary of the Company, and within two business days following such request, Mr. Den will resign. In addition, in the event that Mr. Den fails to meet the 10% Condition and at such time has been nominated by the Board to stand for election or re-election to the Board then, if pursuant to the aforementioned requirements Mr. Den would be required to resign as a director, he will immediately withdraw as a nominee (or, in the absence of such withdrawal, the Company may remove Mr. Den from its slate of nominees). The Settlement Agreement further provided that if Mr. Den is in compliance with the 10% Condition and, solely as a result of the issuance by the Company of additional shares of Common Stock, Mr. Den no longer owns at least 10% of the outstanding Common Stock, Mr. Den will not be deemed to have failed the 10% Condition unless and until he shall, in one or more transactions, sell, transfer or dispose of shares of Common Stock which, in the aggregate, represent 1% or more of the then outstanding Common Stock.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has standing Audit and Compensation Committees of the Board of Directors. The members of each committee are appointed by, and serve at the discretion of, the Board of Directors. Messrs. Carey, Cox and Den comprise the members of each committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions.

         The Audit Committee is authorized to confer with the auditors and financial officers of the Company, review reports submitted by the auditors, establish or review, and monitor compliance with codes of conduct of the Company, inquire about procedures for compliance with laws and regulations relating to the management of the Company, and report and make recommendations to the Board of Directors.
         The Compensation Committee is responsible for establishing the compensation of the President and Chief Executive Officer of the Company and the compensation of key employees of the Company based upon the recommendation of the President and Chief Executive Officer. The Compensation Committee also is responsible for administering the Company's stock option plans, including the designating of individuals to be granted options, prescribing the terms and conditions of such options and making all other determinations deemed necessary for the administration of such plans.

         During 1998, there were ten meetings of the Board of Directors, one meeting of the Audit Committee and four meetings of the Compensation Committee. During this period, each director attended all of the meetings of the Board of Directors and the committees thereof on which he served.

COMPENSATION OF DIRECTORS

         Each director who is not a full-time employee of the Company or any of its subsidiaries (a "Non-Employee Director") receives an annual payment of $5,000. Each of Messrs. Carey, Cox and Den is a Non-Employee Director. In addition, each director (including Mr. Murphy) receive compensation of $500 for attendance at each day of duly called meetings of the Board of Directors, Mr. Cox, as Chairman of the Board of Directors, receives an additional $300 per day of Board of Directors meetings, and the director who prepares the minutes for the Board of Directors meeting receives an additional $100 for acting as secretary of the meeting. Non-Employee Directors also receive compensation of $300 for attendance at each committee meeting.

         In addition to cash compensation, immediately following the election of directors at each annual meeting of stockholders, each elected Non-Employee Director receives an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. See "DIRECTOR STOCK PLAN".

EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are:


Name               Age        Position With the Company
----               ---        -------------------------

A. Paul Cox, Jr.   61         Chairman of the Board and Director

Gerard F. Murphy   63         President and Chief Executive Officer and Director

James H. Halpin    56         Executive Vice President - Sales and Marketing

Joseph M. Burke    57         Vice President - Finance

Thomas J. Carey    62         Secretary and Director

Fred Den           57         Treasurer and Director


         Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors.

         The business experience of each of Messrs. Cox, Murphy, Carey and Den is set forth above. Messrs Halpin and Burke have been associated with the Company for more than the past five years as the Company's Executive Vice President and Vice President - Finance, respectively.

         In addition to the foregoing, the Company considers Messrs. Timothy J. Eames, Kenneth Andersen and Val Kida to be significant employees of the Company. Mr. Eames, 63, has been associated with the Company for more than the past five years as Vice President - Sales. Mr. Andersen, 50, has been associated with the Company for more than the past five years as Chief Technology Officer. Mr. Kida, 54, has been associated with the Company since January 1996 as Vice President - Finance of the Company's subsidiary, Innovative Electronics, Inc. ("IEI"). From June 1991 until joining IEI in January 1996, Mr. Kida served as controller of M. Epstein's Department Store in Morristown, New Jersey.

EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (RESPECTIVELY, "FISCAL 1998", "FISCAL 1997" AND "FISCAL 1996")

         The following Summary Compensation table sets forth information concerning compensation for services in all capacities awarded to or earned (on an accrual basis) by the Company's chief executive officer and each other executive officer of the Company earning more than $100,000 during Fiscal 1998, Fiscal 1997 or Fiscal 1996.

                                    Annual Compensation       Long-term Compensation
                                    -------------------       ----------------------

                                                                Awards          Payouts
                                                                ------          -------

                                                               Securities        LTIP
Name and                    Fiscal                             Underlying       Payouts ($)(4)    All Other
Principal Position           Year    Salary        Bonus       Options (#)      --------------  Compensation
------------------           ----    ------        -----       -----------                      ------------


Gerard F. Murphy             1998    $154,500     $10,000        6,000(1)       $40,538           $1,695 (5)
 President and               1997    $153,509     $10,000          --           $38,163           $1,695 (5)
 Chief Exec. Officer         1996    $150,491        --          8,375(2)       $34,563           $1,695 (5)


James H. Halpin              1998    $458,264        --          3,000(1)       $22,975              --
 Exec. V.P. -                1997    $252,564        --          5,000(3)       $20,600              --
 Sales & Marketing           1996    $117,269     $13,000        4,682(2)       $18,423              --

-------------------------
(1) Represents incentive options granted on March 6, 1998. See "COMMON STOCK INCENTIVE PLAN".

(2) Represents incentive stock options granted on February 2, 1996. See "COMMON STOCK INCENTIVE PLAN".

(3) Represents incentive stock options granted on February 14, 1997. See "COMMON STOCK INCENTIVE PLAN".

(4) Represents accrued amounts allocated as of December 31 of each year pursuant to the Company's Profit Sharing Plan. See "LONG TERM INCENTIVE PLANS" for a description of such plan.

(5) Represents insurance premiums paid by the Company with respect to a life insurance policy on the life of Mr. Murphy, the beneficiary of which is his spouse.

COMMON STOCK INCENTIVE PLAN

         GENERAL

         The Common Stock Incentive Plan (the "Incentive Plan") was originally adopted by the Board of Directors in January 1993 and approved by the Company's stockholders on May 26, 1993. The Incentive Plan, as amended, currently authorizes the issuance until January 2003 of options covering up to an aggregate of 480,000 shares of Common Stock (subject to anti-dilution and similar adjustments). As of April 9, 1999, options for an aggregate of 189,811 shares of Common Stock, at per share exercise prices ranging from $.28125 to $1.375, were outstanding under the Incentive Plan and 154,612 shares of Common Stock were available for the grant of future options under the Incentive Plan.

         All key employees of the Company and its affiliates, as well as Non-Employee Directors of the Company and its affiliates and certain consultants, advisors and other persons who provide services to the Company and its affiliates are eligible to participate in the Incentive Plan. The Incentive Plan is intended to provide incentive to continued employment or association and dedication of such persons by enabling them to acquire a proprietary interest in the Company, and by offering comparable incentives to enable the Company to better attract, compete for and retain highly qualified employees and advisors.

         Options granted under the Incentive Plan may be either "Incentive Stock Options", as that term is defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). An Incentive Stock Option must expire within ten years from the date it is granted (five years in the case of such options granted to a holder of more than 10% of the outstanding Common Stock). The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the Common Stock on the date such Incentive Stock Option is granted and must be paid in cash, a cash equivalent, shares of Common Stock or any other consideration acceptable to the Board of Directors or the Compensation Committee which administers the Incentive Plan. To the extent the aggregate fair market value of Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be treated as Non-Qualified Stock Options. The exercise price of Non-Qualified Stock Options is not limited and may be below fair market value.

         Incentive Stock Options terminate three months (one year if termination is by reason of death or disability) after the optionee's relationship with the Company or its affiliate is terminated without cause. In the case of Non-Qualified Stock Options, such options terminate as determined by the Board of Directors or the Compensation Committee, and as set forth in the option agreement between the Company and the optionee.

         Options granted under the Incentive Plan are not transferable by an optionee (unless allowed by the Board of Directors or the Compensation Committee) otherwise than by will or the laws of descent and distribution, and are exercisable during the holder's lifetime only by the holder.

         The Board of Directors, with respect to shares of Common Stock not then subject to options, may amend or terminate the Incentive Plan at any time or from time to time, without the approval of the stockholders, except as otherwise required by (i) the Code, (ii) the laws of the State of Nevada (the Company's jurisdiction of incorporation), and (iii) the Exchange Act or the rules promulgated thereunder.

         STOCK OPTIONS GRANTED IN FISCAL 1998

         The following table sets forth information concerning individual grants of stock options made during Fiscal 1998 to each executive officer listed in the Summary Compensation table. The Company did not grant any stock appreciation rights during Fiscal 1998.

                          Number of Securities     % of Total
                          Underlying Options       Options Granted to         Exercise
                          Granted (#)              Employees in               Price             Expiration
Name                      --------------------     Fiscal Year                (Per Share)       Date
----                                               ---------------            -----------       ----
Gerard F. Murphy            6,000                     24.3%                    $1.01             3/6/2003
James H. Halpin             3,000                     12.1%                    $ .92             3/6/2008

         The foregoing options were granted by the Compensation Committee on March 6, 1998 pursuant to the Incentive Plan, when the fair market value of the Common Stock was $.92 per share. All of the foregoing options become exercisable as to one-third of the shares included in the grant on each anniversary of the grant. The right to purchase shares of Common Stock pursuant to such options is cumulative, and the optionee may exercise his right to purchase shares of Common Stock at any time and from time to time after the option becomes exercisable and prior to the expiration or termination of the option. In the event of the termination of the optionee's employment, the optionee's option may be exercised by the optionee or the optionee's legal representative, to the extent that the option has not expired, within three months (one year in the case of termination as a result of disability or death) from the date of the optionee's termination of employment.

         STOCK OPTIONS HELD AT END OF FISCAL 1998

         The following table indicates the total number of exercisable and unexercisable stock options held by each executive officer named in the Summary Compensation table as of December 31, 1998. Mr. Murphy exercised options to purchase 18,816 shares of Common Stock on September 13, 1998. No other options to purchase Common Stock were exercised during Fiscal 1998 by the named executive officers and no stock appreciation rights were outstanding during Fiscal 1998.

                                Number of Shares of Common Stock            Value of Unexercised
                                     Underlying Unexercised                 In-the-money Options At
                                  Options At December 31, 1998               December 31, 1998 (1)
                                  ----------------------------               ---------------------

    Name                       Exercisable       Unexercisable         Exercisable      Unexercisable
    ----                       -----------       -------------         -----------      -------------
Gerard F. Murphy                  5,583             8,792                $     0            $  0

James H. Halpin                  23,604             7,894                $12,727            $811

-------------------------
(1) On December 31, 1998, the average of the high bid and low asked prices of the Common Stock was $.9375 per share. On April 1, 1999, based upon the average of the high bid and low asked price of the Common Stock on such date ($.8126 per share), the value of in-the-money securities underlying the unexercised options referred to in the table held by Messrs. Murphy and Halpin was $0 and $10,511, respectively.

DIRECTOR STOCK PLAN

         The 1995 Director Stock Plan (the "Director Stock Plan") was adopted by the Board of Directors in September 1995 and approved by the Company's stockholders on October 25, 1995. The Director Stock Plan has been designed to help the Company attract and retain as directors of the Company and its subsidiaries persons of outstanding ability and potential. The Company has reserved 150,000 shares of Common Stock for issuance of awards under the Director Stock Plan (subject to anti-dilution and similar adjustments). No options may be granted under the Director Stock Plan on or after October 31, 2005. As of April 9, 1999, options for an aggregate of 60,000 shares of Common Stock, at a per share exercise price ranging from $.8281 to $.9531, were outstanding under the Director Stock Plan and 90,000 shares of Common Stock were available for the future grants under the Director Stock Plan.

         The Director Stock Plan provides for each Non-Employee Director to receive an award of 10,000 shares of Common Stock upon first being elected to the Board of Directors by the stockholders and a grant of 10,000 Non-Qualified Stock Options immediately following such person's reelection to the Board at each annual meeting of the stockholders.

         The Director Stock Plan is administered by the Board of Directors and is intended to satisfy the provisions of Rule 16b-3 under the Exchange Act. The Board of Directors, subject to and not inconsistent with the express provisions of the Director Plan, administers and interprets the Director Stock Plan and adopts rules and regulations related thereto.

         Generally, each option granted under the Director Stock Plan may be exercised for a period of up to ten years from the date of grant. Options are granted with an option price equal to the "Fair Market Value" (as defined in the Director Stock Plan) of the Common Stock on the date of grant. The option price is required to be paid in full in cash or its equivalent at the time the option is exercised. Options granted under the Director Stock Plan are exercisable as to 33-1/3% of the shares subject thereto on the date of grant and become exercisable as to an additional 33-1/3% of the shares subject thereto on each of the first and second anniversaries of such date of grant if the Non-Employee Director continues to be a Non-Employee Director. An option granted to a Non-Employee Director may not be exercised by such grantee unless the grantee has remained continuously in service as a director since the date of grant of such option. In the event that service of a Non-Employee Director as a director is terminated other than by reason of death, "Disability" or "Retirement" (each as defined in the Director Stock Plan), all options held by such Non-Employee Director may be exercised within six months after such cessation to the extent such options are then exercisable; provided, however, that if the termination of such Non-Employee Director's service was for "Cause" (as defined in the Director Stock Plan), all options held by such Non-Employee Director terminate immediately. In the event that the Non-Employee Director ceases to be a director by reason of death, Disability or Retirement, or if the Non-Employee Director dies within three months after such termination of service other than for Cause, all options held by such Non-Employee Director, to the extent such options are then exercisable, remain exercisable for two years after the date of such death, Disability or Retirement. The Director Stock Plan also provides for acceleration of the exercisability of options in the event of a "Change in Control" (as defined in the Director Stock Plan).

         The Board of Directors, at any time and from time to time, may suspend, terminate, modify or amend the Director Stock Plan; provided however, that the Director Stock Plan may not be amended without stockholder approval to the extent that such approval is required (i) for the Director Stock Plan to meet the requirements of Rule 16b-3 under the Exchange Act, or (ii) by any other provision of applicable law. In addition, no such change may adversely affect any option previously granted, except with the written consent of the grantee.

LONG TERM INCENTIVE PLANS

         The Company has a discretionary non-contributory Profit Sharing Plan, the Trustees of which are the Company's directors. All of the Company's full-time employees who have attained the age of 21 and have completed one year of continuous service with the Company, subject to certain requirements, are eligible to participate in the plan. Pursuant to the plan, the Company may make annual cash contributions, limited to 15% of the salaries of participating employees, if the Board of Directors of the Company determines that the Company's profits warrant such a contribution. Contributions made by the Company are allocated to participating employees in proportion to their compensation. Effective January 1, 1998, the Company adopted provisions under the plan to provide a 401k feature, pursuant to which the Company will match 25% of the participant's contribution up to 6% of the participant's compensation. Employee contributions to the 401k feature, which are voluntary, can range up to 20% of compensation. A participant's right to the Company's contributions to the plan become 20% vested after two full years of service and 20% vested for each full year of service thereafter, except that a participant who is not fully vested becomes fully vested upon death, total disability, the termination of the plan or retirement at age 65. The following table shows, for Fiscal 1998, the amounts allocated under the plan to each executive officer listed in the Summary Compensation table. Previously accrued awards under the plan are shown in the Summary Compensation table under "LTIP Payouts".

                               Long-term Incentive Plans-awards in Fiscal 1998
                               -----------------------------------------------

                           Dollar Amount
Name                     Allocated for 1998     Period Until Maturation(1)   Future Payout
----                     ------------------     -----------------------      -------------

Gerard F. Murphy                   $2,375                         --                   (2)
James H. Halpin                    $2,375                         --                   (2)

-------------------------
(1) Each of the named individuals is fully vested in contributions made to him under the plan.

(2) It is impossible to estimate the benefits that any participant may be entitled to under the plan upon retirement or death, since the amount of such benefits will be dependent upon, among other things, future profits and contributions by the Company, future net income earned by the trust to which contributions are deposited and forfeitures of non-fully vested participants on future termination of employment.


EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

         Other than the Incentive Plan and the Profit Sharing Plan, the Company does not have any program providing compensation to its executive officers which is intended to serve as an incentive for performance to occur over a period longer than one fiscal year. The incentive stock options granted to Messrs. Murphy and Halpin provide that if their respective employments are terminated, for any reason other than death or retirement, their options only may be exercised, to the extent not expired, within three months (one year in the case of termination as a result of disability or death) from the date of termination of employment.

         Mr. Murphy is employed under an employment agreement entered into in 1996 which currently expires on December 31, 1999 and provides for a minimum annual salary of $152,000. Under his employment agreement, Mr. Murphy receives the use of a luxury size automobile, at the Company's expense, and reimburses the Company (currently at the rate of $.11 per mile) for non-business use of such automobile.

         Pursuant to a written arrangement with Mr. Halpin, effective January 1, 1995, Mr. Halpin was receiving an annual base salary of $73,000 plus a 5% commission on sales to certain specified accounts and a 0.5% commission on all other sales by the Company. Mr. Halpin's employment arrangement was modified, effective January 1, 1999, to increase his base salary to $125,000 and for a commission of 1% of all sales by IEI and 0.7% on all other sales by the Company. In addition, Mr. Halpin was granted an incentive stock option under the Incentive Plan to acquire up to 50,000 shares of Common Stock, subject to the Company achieving certain performance objectives in 1999.

         Pursuant to the Director Stock Plan, which covers each Non-Employee Director of the Company, all options granted thereunder become immediately exercisable in the event of a "Change in Control" (as defined in the Director Stock Plan). See "DIRECTOR STOCK PLAN".

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 1997, the Company engaged A. Paul Cox, Jr., a director of the Company, as a consultant and paid Mr. Cox an aggregate of $14,792 in fees and expenses pursuant to this arrangement.

         On April 1, 1999, the Company made a $40,000 loan to Fred Den, a director of the Company, repayable on March 15, 2000 with interest at 9% per annum. The loan is secured by 100,000 shares of Common Stock owned by Mr. Den.


                        SELECTION OF INDEPENDENT AUDITORS
                           (ITEM 2 ON THE PROXY CARD)


         The Board of Directors has selected, subject to ratification by the stockholders, the firm of Deloitte & Touche LLP as the independent auditors to audit the Company's financial statements for its fiscal year ending December 31, 1999. Deloitte & Touche LLP currently is, and for more than the Company's last two fiscal years has been, the Company's independent auditors. Since the beginning of such two fiscal year period, (i) Deloitte & Touche LLP has not expressed reliance, in its audit report, on the audit services of any other accounting firm, and (ii) there have been no reported disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

         THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT THE  STOCKHOLDERS  VOTE FOR
RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely upon a review of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and the Company under the Exchange Act, and upon a review of other information received by the Company, except as provided below, no person who at any time during 1998 was a director, executive officer or beneficial owner of more than 10% of the Company's outstanding Common Stock failed to file, on a timely basis since January 1, 1998, reports required by
Section 16(a) of the Exchange Act.

         In March 1998, Gerard F. Murphy, Joseph M. Burke and James H. Halpin were granted incentive stock options to acquire 6,000 shares, 2,700 shares and 3,000 shares of Common Stock, respectively, pursuant to the Incentive Plan; however, each of them inadvertently neglected to timely file a Form 5 for his respective option grant. Additionally, Mr. Murphy failed to timely file a Form 4 in connection with his exercise of incentive stock options to acquire 18,816 shares of Common Stock in September 1998. Such inadvertent failures to report these transactions were corrected by each individual by the filing of a Form 4 in April 1999.

               STOCKHOLDERS' PROPOSALS FOR THE 2000 ANNUAL MEETING

         The Company intends to hold the 2000 annual meeting of stockholders of the Company during or about the first week of June 2000. Stockholder proposals for the 2000 annual meeting of stockholders must be received by the Company a reasonable time before the solicitation is made with respect to the 2000 annual meeting of stockholders for the proposal to be considered for inclusion in the proxy statement for such meeting. Any proposal received after January 29, 2000 may be considered not to have been timely received. Such proposal must also meet the other requirements of the Securities and Exchange Commission relating to stockholder proposals required to be included in the Company's proxy statement.


                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

         The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers and regular employees of the Company (none of whom will be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward forms of proxy and proxy materials to their principals and the Company will reimburse them for their expenses.


                                              By Order of the Board of Directors


                                              ----------------------------------
                                              Thomas J. Carey
                                              SECRETARY

April 27, 1999

                                   ----------


         THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, NOTES TO THE FINANCIAL STATEMENTS AND THE FINANCIAL SCHEDULES CONTAINED THEREIN. COPIES OF ANY EXHIBITS THERETO ALSO WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE DUPLICATING CHARGE. REQUESTS FOR COPIES OF ANY SUCH MATERIALS SHOULD BE DIRECTED TO THOMAS
J. CAREY, SECRETARY, ATS MONEY SYSTEMS, INC., 25 ROCKWOOD PLACE, ENGLEWOOD, NEW JERSEY 07631.







         PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                             ATS MONEY SYSTEMS, INC.




              PROXY - ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 1999
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                  The undersigned stockholder of ATS Money Systems, Inc. hereby constitutes and appoints Gerard F. Murphy and A. Paul Cox, Jr., and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of ATS Money Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Clinton Inn, 145 Dean Drive, Tenafly, New Jersey 07670, at 5:00 p.m. on Friday, June 4, 1999, and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Annual Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1) AND (2)


(1)      Election of Directors        FOR all nominees listed below (except [ ]
                                      as marked to the contrary below)

                                      WITHHOLD AUTHORITY  [ ]
                                      to vote for all nominees

          THOMAS J. CAREY, A. PAUL COX, JR., FREDDEN, GERARD F. MURPHY

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                         ------------------------------

(2) Proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

         EACH OF THE FOREGOING MATTERS HAS BEEN PROPOSED BY THE COMPANY AND IS INDEPENDENT AND NOT CONDITIONED ON THE APPROVAL OF ANY OTHER MATTER.

(3) In their discretion, upon such other matters as properly may come before the Annual Meeting.



                  (Continued and to be signed on reverse side.)

         Said attorneys and proxies, or their substitutes (or if only one, that one) at the Annual Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

         Receipt  is   acknowledged   of  the   Notice  of  Annual   Meeting  of
Stockholders, the Proxy Statement accompanying said Notice and the Annual Report to Stockholders for the fiscal year ended December 31, 1998.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2).

         IN WITNESS WHEREOF, the undersigned has signed this proxy.

                                         Dated:__________________________, 1999


                                         -------------------------------------
                                         Stockholder(s) signature

                                         -------------------------------------
                                         Stockholder(s) signature



                                         NOTE:  Signature(s)  of  stockholder(s)
                                         should  correspond   exactly  with  the
                                         name(s)  shown  hereon.  If shares  are
                                         held jointly, both holders should sign.
                                         Attorneys,  executors,  administrators,
                                         trustees,  guardians or others  signing
                                         in  a  representative  capacity  should
                                         give   their   full   titles.   Proxies
                                         executed  in the name of a  corporation
                                         should  be  signed  on  behalf  of  the
                                         corporation  by its  president or other
                                         authorized officer.



            I DO [ ] DO NOT [ ] EXPECT TO ATTEND THE ANNUAL MEETING.


NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed envelope.